         Exhibit 99.1

Azenta Reports Third Quarter Results for Fiscal 2025, Ended June 30, 2025; Reiterates Full Year Fiscal 2025 Guidance

BURLINGTON, Mass., August 5, 2025 (PR Newswire) – Azenta, Inc. (Nasdaq: AZTA) today reported financial results for the third quarter ended June 30, 2025.

The results of B Medical Systems are treated as discontinued operations and reflected in total diluted EPS, following the Company’s announcement in the first fiscal quarter of 2025 of its intention to pursue a sale.

	Quarter Ended
Dollars in millions, except per share data	June 30,	March 31,	June 30,	Change
	2025	2025	2024	Prior Qtr	Prior Yr.
Revenue from Continuing Operations	$144	$143	$144	0%	(0)%
Organic growth					(2)%
Sample Management Solutions	$78	$80	$81	(3)%	(4)%
Multiomics	$66	$64	$64	4%	4%

Diluted EPS Continuing Operations	$0.01	$(0.40)	$(0.00)	NM	NM
Diluted EPS Total	$(1.15)	$(0.88)	$(0.12)	(30)%	NM

Non-GAAP Diluted EPS Continuing Operations	$0.19	$0.05	$0.14	NM	31%
Adjusted EBITDA - Continuing Operations	$18	$14	$14	24%	27%
Adjusted EBITDA Margin - Continuing Operations	12.3%	10.0%	9.7%

Management Comments

“We've made significant changes across the organization and our operational turnaround is progressing as planned. Despite a challenging macro environment, we drove meaningful margin expansion through disciplined cost management and focused execution,” said John Marotta, President and CEO. “With a strong balance sheet and solid cash flow, we’re well positioned to capitalize on future opportunities. We remain on track to meet our full-year goals and are confident that the foundation we are building will support our long-term strategy.”

Third Quarter Fiscal 2025 Results - Continuing Operations

●

Revenue was $144 million, flat year over year. Organic revenue, which excludes the impact from foreign exchange, declined 2% year over year. The year-over-year revenue performance reflects higher revenue in Multiomics, offset by lower revenue in Sample Management Solutions.

●	Sample Management Solutions revenue was $78 million, down 4% year over year.
o	Organic revenue declined 6%, driven by lower revenues in Core Products, particularly in Automated Stores and Cryogenic Systems, partially offset by higher revenue in Sample Storage, Clinical Biostores and Product Services.
●	Multiomics revenue was $66 million, up 4% year over year.
o	Organic revenue grew 3% year over year, primarily driven by growth in Next Generation Sequencing, partially offset by a year-over-year decline in Sanger Sequencing and Gene Synthesis.

Summary of GAAP Earnings Results - Continuing Operations

●	Operating loss was $0.7 million. Operating margin was (0.5%), up 440 basis points year over year.
o	Gross margin was 47.1%, up 170 basis points year over year, mainly driven by favorable sales mix, operating efficiencies, and improved cost execution.
o	Operating expenses were $68 million, down 6% year over year, due to lower selling, general and administrative expenses, lower research and development costs, and lower restructuring charges.
●	Other income included $5 million of net interest income versus $8.0 million in the prior year period.
●

Diluted EPS from continuing operations was $0.01 compared to ($0.00) in the third quarter of fiscal year 2024. Diluted EPS from discontinued operations was ($1.17) due to a non-cash impairment charge of $50 million. Total diluted EPS was ($1.15), compared to ($0.12) a year ago.

Summary of Non-GAAP Earnings Results - Continuing Operations

●	Adjusted operating income was $7.9 million. Adjusted operating margin was 5.5%, an improvement of 340 basis points year over year.
o	Adjusted gross margin was 48.5%, up 180 basis points compared to the third quarter of fiscal 2024, primarily driven by favorable sales mix, operating efficiencies, and improved cost execution.
o	Adjusted operating expense in the quarter was $62 million, down 4% year over year, driven by lower selling, general and administrative expenses and lower research and development costs.
●	Adjusted EBITDA was $18 million, and Adjusted EBITDA margin was 12.3%, an improvement of 260 basis points year over year.
●	Non-GAAP Diluted EPS was $0.19, compared to $0.14 one year ago.

Cash and Liquidity as of June 30, 2025

●

The Company ended the quarter with a total balance of cash, cash equivalents, restricted cash and marketable securities of $565 million, which includes $15 million of cash held in discontinued operations.

●	Operating cash flow was $26 million in the quarter. Capital expenditures were $11 million, and free cash flow (cash flow from operations less capital expenditures) was $15 million.

Guidance for Continuing Operations for Full Year Fiscal 2025

●	The Company is reiterating its guidance for fiscal year 2025:
o	Total organic revenue is expected to grow in the range of 3% to 5% relative to fiscal 2024.
o	Adjusted EBITDA margin expansion is expected to be approximately 300 basis points relative to fiscal 2024.

Azenta does not provide forward-looking guidance on a GAAP basis for the measures on which it provides forward-looking non-GAAP guidance as the Company is unable to provide a quantitative reconciliation of forward-looking non-GAAP measures to the most directly comparable forward-looking GAAP measure, without unreasonable effort, because of the inherent difficulty in accurately forecasting the occurrence and financial impact of the various adjusting items necessary for such reconciliations that have not yet occurred, are dependent on various factors, are out of the company's control, or cannot be reasonably predicted. Such adjustments include, but are not limited to, transformation costs, restructuring charges, costs related to acquisitions and divestitures costs, governance-related matters, goodwill and intangible impairments, and other gains and charges that are not representative of the normal operations of the business.

Conference Call and Webcast

Azenta management will webcast its third quarter fiscal 2025 earnings conference call today at 8:30 a.m. Eastern Time. During the call, Company management will respond to questions concerning, but not limited to, the Company's financial performance, business conditions and industry outlook. Management's responses could contain information that has not been previously disclosed.

The call will be broadcast live over the Internet and, together with presentation materials referenced on the call, will be hosted at the Investor Relations section of Azenta's website at https://investors.azenta.com/events and will be archived online on this website for convenient on-demand replay.

Regulation G – Use of Non-GAAP financial Measures

The Company supplements its GAAP financial measures with certain non-GAAP financial measures to provide investors a better perspective on the results of business operations, which the Company believes is more comparable to the similar analyses provided by its peers. These measures are not presented in accordance with, nor are they a substitute for, U.S. generally accepted accounting principles, or GAAP. These measures should always be considered in conjunction with appropriate GAAP measures. A reconciliation of non-GAAP measures to the most nearly comparable GAAP measures is included at the end of this release following the consolidated balance sheets and statements of operations. Certain amounts in the tables that supplement the consolidated financial statements may not sum due to rounding. All percentages are calculated using unrounded amounts.

“Safe Harbor Statement” under Section 21E of the Securities Exchange Act of 1934

Some statements in this release are forward-looking statements made under Section 21E of the Securities Exchange Act of 1934. These statements are neither promises nor guarantees but involve risks and uncertainties, both known and unknown, that could cause Azenta’s financial and business results to differ materially from our expectations. They are based on the facts known to management at the time they are made. Forward-looking statements include but are not limited to statements about our revenue and earnings expectations, our ability to realize margin improvement from cost reductions, and our ability to deliver financial success in the future and otherwise related to future operating or financial performance and opportunities. Factors that could cause results to differ from our expectations include the following: uncertainties in global political and economic conditions, including the imposition of additional tariffs on goods imported into the US, our ability to reduce costs effectively; the volatility of the life sciences markets the Company serves; our possible inability to meet demand for our products due to difficulties in obtaining components and materials from our suppliers in required quantities and of required quality; the inability of customers to make payments to us when due; price competition; disputes concerning intellectual property; and other factors and other risks, including those that we have described in our filings with the Securities and Exchange Commission, including but not limited to our Annual Report on Form 10-K, Current Reports on Form 8-K and our Quarterly Reports on Form 10-Q. As a result, we can provide no assurance that our future results will not be materially different from those projected. Azenta expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement to reflect any change in our expectations or any change in events, conditions, or circumstance on which any such statement is based. Azenta undertakes no obligation to update the information contained in this press release.

About Azenta Life Sciences
Azenta, Inc. (Nasdaq: AZTA) is a leading provider of life sciences solutions worldwide, enabling life science organizations around the world to bring impactful breakthroughs and therapies to market faster. Azenta provides a full suite of reliable cold-chain sample management solutions and multiomics services across areas such as drug development, clinical research and advanced cell therapies for the industry's top pharmaceutical, biotech, academic and healthcare institutions globally. Our global team delivers and supports these products and services through our industry-leading brands, including GENEWIZ, FluidX, Ziath, 4titude, Limfinity, Freezer Pro, and Barkey.

Azenta is headquartered in Burlington, Massachusetts, with operations in North America, Europe, and Asia. For more information, please visit www.azenta.com.

AZENTA INVESTOR CONTACTS:

Yvonne Perron

Vice President, Financial Planning & Analysis and Investor Relations

ir@azenta.com

Sherry Dinsmore

sherry.dinsmore@azenta.com

AZENTA, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(In thousands, except per share data)

	Three Months Ended		Nine Months Ended
	June 30,		June 30,
	2025	2024	2025	2024
Revenue
Products	$39,387	$44,028	$125,169	$126,507
Services	104,555	100,264	309,701	295,865
Total revenue	143,942	144,292	434,870	422,372
Cost of revenue
Products	19,592	26,306	68,085	77,104
Services	56,590	52,508	164,468	157,383
Total cost of revenue	76,182	78,814	232,553	234,487
Gross profit	67,760	65,478	202,317	187,885
Operating expenses
Research and development	6,685	6,911	19,934	21,957
Selling, general and administrative	61,035	63,972	205,836	202,919
Impairment of intangible assets	—	—	—	4,658
Restructuring charges	754	1,701	4,765	5,915
Total operating expenses	68,474	72,584	230,535	235,449
Operating loss	(714)	(7,106)	(28,218)	(47,564)
Other income
Interest income, net	4,973	7,925	13,760	27,359
Other income (expense), net	(821)	(377)	1,539	(127)
Income (loss) before income taxes	3,438	442	(12,919)	(20,332)
Income tax expense	2,758	600	14,007	3,220
Income (loss) from continuing operations	680	(158)	(26,926)	(23,552)
Loss from discontinued operations, net of tax	(53,486)	(6,424)	(79,676)	(135,634)
Net loss	$(52,806)	$(6,582)	$(106,602)	$(159,186)
Basic net loss per share:
Income (loss) from continuing operations	$0.01	$(0.00)	$(0.59)	$(0.43)
Loss from discontinued operations, net of tax	$(1.17)	$(0.12)	$(1.74)	$(2.47)
Basic net loss per share	$(1.15)	$(0.12)	$(2.33)	$(2.90)
Diluted net loss per share:
Income (loss) from continuing operations	$0.01	$(0.00)	$(0.59)	$(0.43)
Loss from discontinued operations, net of tax	$(1.17)	$(0.12)	$(1.74)	$(2.47)
Diluted net loss per share	$(1.15)	$(0.12)	$(2.33)	$(2.90)
Weighted average shares used in computing net loss per share:
Basic	45,780	52,963	45,712	54,914
Diluted	45,823	52,963	45,712	54,914

AZENTA, INC.

CONSOLIDATED BALANCE SHEETS

(unaudited)

(In thousands, except share and per share data)

	June 30,	September 30,
	2025	2024

Assets
Current assets
Cash and cash equivalents	$270,040	$280,030
Short-term marketable securities	48,817	151,162
Accounts receivable, net of allowance for expected credit losses ($5,526 and $5,349, respectively)	124,535	156,273
Inventories	80,506	78,923
Short-term restricted cash	2,312	2,069
Prepaid expenses and other current assets	75,243	75,456
Current assets held for sale	77,025	88,894
Total current assets	678,478	832,807
Property, plant and equipment, net	153,641	155,622
Long-term marketable securities	222,168	49,454
Long-term deferred tax assets	779	837
Operating lease right-of-use assets	60,660	60,406
Goodwill	703,614	691,409
Intangible assets, net	108,136	125,042
Other assets	6,180	10,670
Noncurrent assets held for sale	85,479	173,794
Total assets	$2,019,135	$2,100,041
Liabilities and stockholders' equity
Current liabilities
Accounts payable	$37,984	$33,344
Deferred revenue	38,216	30,493
Derivative liability	34,656	1,915
Accrued warranty and retrofit costs	5,373	5,213
Accrued compensation and benefits	31,540	27,785
Accrued customer deposits	27,220	22,324
Accrued income taxes payable	8,847	9,266
Accrued expenses and other current liabilities	29,884	44,449
Current liabilities held for sale	31,715	30,050
Total current liabilities	245,435	204,839
Long-term tax reserves	425	398
Long-term deferred tax liabilities	20,583	18,084
Long-term operating lease liabilities	52,628	56,683
Other long-term liabilities	9,339	8,874
Noncurrent liabilities held for sale	17,091	42,196
Total liabilities	345,501	331,074

Stockholders' equity
Preferred stock, $0.01 par value - 1,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $0.01 par value - 125,000,000 shares authorized, 59,246,710 shares issued and 45,784,841 shares outstanding at June 30, 2025; 59,031,953 shares issued and 45,570,084 shares outstanding at September 30, 2024	593	590
Additional paid-in capital	523,395	505,958
Accumulated other comprehensive loss	(19,635)	(13,464)
Treasury stock, at cost - 13,461,869 shares at June 30, 2025 and September 30, 2024	(200,956)	(200,956)
Retained earnings	1,370,237	1,476,839
Total stockholders' equity	1,673,634	1,768,967
Total liabilities and stockholders' equity	$2,019,135	$2,100,041

AZENTA, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

(In thousands)

	Nine Months Ended June 30,
	2025	2024
Cash flows from operating activities
Net loss	$(106,602)	$(159,186)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	46,775	66,899
Impairment of goodwill and intangible assets	—	115,975
Loss on assets held for sale	93,025	—
Inventory write-downs and other asset write-offs	2,772	10,745
Stock-based compensation	15,887	12,622
Amortization and accretion on marketable securities	(1,318)	(4,706)
Deferred income taxes	(20,025)	(12,478)
Loss on disposals of property, plant and equipment	759	297
Changes in operating assets and liabilities:
Accounts receivable	38,799	(10,923)
Inventories	(8,976)	14,107
Accounts payable	(702)	2,831
Deferred revenue	7,156	(1,635)
Accrued warranty and retrofit costs	36	(1,080)
Accrued compensation and tax withholdings	3,010	(2,825)
Accrued restructuring costs	(51)	1,125
Other assets and liabilities	(534)	383
Net cash provided by operating activities	70,011	32,151
Cash flows from investing activities
Purchases of property, plant and equipment	(25,997)	(28,013)
Purchases of marketable securities	(312,990)	(378,275)
Sales and maturities of marketable securities	242,527	431,544
Proceeds from other investment	2,130	—
Net investment hedge settlement	3,043	1,476
Net cash (used in) provided by investing activities	(91,287)	26,732
Cash flows from financing activities
Proceeds from issuance of common stock	1,553	1,678
Payments of finance leases	(585)	(584)
Share repurchases	—	(412,755)
Excise tax payment for settled share repurchases	(11,376)	—
Net cash used in financing activities	(10,408)	(411,661)
Effects of exchange rate changes on cash, cash equivalents and restricted cash	4,510	15,596
Net decrease in cash, cash equivalents and restricted cash	(27,174)	(337,182)
Cash, cash equivalents and restricted cash, beginning of period	320,990	684,045
Cash, cash equivalents and restricted cash, end of period	$293,816	$346,863
Supplemental disclosures:
Cash paid for income taxes, net	2,243	6,710
Purchases of property, plant and equipment included in accounts payable and accrued expenses	4,652	2,575
Reconciliation of cash, cash equivalents and restricted cash to the condensed consolidated balance sheets
	June 30,	September 30,
	2025	2024
Cash and cash equivalents of continuing operations	$270,040	$280,030
Cash included in current assets held for sale	15,000	30,899
Short-term restricted cash	2,312	2,069
Long-term restricted cash included in other assets	6,464	7,992
Total cash, cash equivalents and restricted cash shown in the condensed consolidated statements of cash flows	$293,816	$320,990

Notes on Non-GAAP Financial Measures - Continuing Operations

Non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures. Management adjusts the GAAP results for the impact of amortization of intangible assets, restructuring charges, purchase price accounting adjustments and charges related to M&A, non-recurring costs related to the Company’s business transformation initiatives and share repurchases to provide investors better perspective on the results of operations which the Company believes is more comparable to the similar analysis provided by its peers. Management also excludes special charges and gains, such as impairment losses, gains and losses from the sale of assets, certain tax benefits and charges, as well as other gains and charges that are not representative of the normal operations of the business. Management strongly encourages investors to review our financial statements and publicly filed reports in their entirety and not rely on any single measure.

	Quarter Ended
	June 30, 2025		March 31, 2025		June 30, 2024
		per diluted		per diluted		per diluted
Amounts in thousands, except per share data	$	share	$	share	$	share
Net income / loss from continuing operations	$680	$0.01	$(18,185)	$(0.40)	$(158)	$(0.00)
Adjustments:
Amortization of completed technology	2,068	0.05	2,308	0.05	2,047	0.04
Amortization of other intangible assets	4,123	0.09	3,803	0.08	5,132	0.10
Transformation costs(1)	1,542	0.03	5,183	0.11	1,174	0.02
Restructuring charges	754	0.02	3,580	0.08	1,701	0.03
Merger and acquisition costs and costs related to share repurchase(2)	58	0.00	688	0.02	74	0.00
Investment income(3)	—	—	(2,130)	(0.05)	—	—
Tax adjustments(4)	—	—	6,900	0.15	41	0.00
Tax effect of adjustments	(742)	(0.02)	(40)	(0.00)	(2,510)	(0.05)
Other adjustments	38	0.00	—	—	—	—
Non-GAAP adjusted net income from continuing operations	$8,521	$0.19	$2,107	$0.05	$7,501	$0.14
Stock-based compensation, pre-tax	2,215	0.05	8,031	0.18	3,691	0.07
Tax rate	17%	—	17%	—	15%	—
Stock-based compensation, net of tax	1,845	0.04	6,690	0.15	3,137	0.06
Non-GAAP adjusted net income excluding stock-based compensation - continuing operations	$10,366	$0.23	$8,797	$0.19	$10,638	$0.20

Shares used in computing non-GAAP diluted net income per share	—	45,823	—	45,732	—	52,963

	Nine Months Ended
	June 30, 2025		June 30, 2024
		per diluted		per diluted
Amounts in thousands, except per share data	$	share	$	share
Net income / loss from continuing operations	$(26,926)	$(0.59)	$(23,552)	$(0.43)
Adjustments:
Amortization of completed technology	5,876	0.13	5,970	0.11
Amortization of other intangible assets	12,499	0.27	15,655	0.29
Transformation costs(1)	9,771	0.21	5,310	0.10
Restructuring charges	4,765	0.10	5,915	0.11
Impairment of intangible assets	—	—	4,658	0.08
Merger and acquisition costs and costs related to share repurchase(2)	2,316	0.05	4,821	0.09
Investment income(3)	(2,130)	(0.05)	—	—
Tax adjustments(4)	7,308	0.16	3,379	0.06
Tax effect of adjustments	748	0.02	(6,798)	(0.12)
Non-GAAP adjusted net income from continuing operations	$14,227	$0.31	$15,358	$0.28
Stock-based compensation, pre-tax	15,119	0.33	12,102	0.22
Tax rate	17%	—	15%	—
Stock-based compensation, net of tax	12,549	0.27	10,287	0.19
Non-GAAP adjusted net income excluding stock-based compensation - continuing operations	$26,776	$0.59	$25,645	$0.47

Shares used in computing non-GAAP diluted net income per share	—	45,712	—	54,914

(1)

Transformation costs represent non-recurring expenses for strategic projects with anticipated long-term benefits to the Company focused on cost reduction and productivity improvement that do not meet the definition of restructuring charges. These costs are directed at simplifying, standardizing, streamlining, and optimizing the Company’s operations, processes and systems to permanently alter the Company’s operations for the long term. For a project to be considered transformational, successful completion of the project must be expected to bring long-term material benefits to the organization and involve significant changes to process and/or underlying technology. Transformation costs in the period result from actions taken as part of the Company’s 2024 transformation plan and primarily relate to one time asset write downs associated with changes in technology, one time inventory write downs relating to restructuring actions taken in the period, and third-party consulting costs associated with process and systems re-design.

(2)	Includes expenses related to governance-related matters.
(3)	The Company received $2.1 million of cash proceeds from a cost method investment which had no cost basis during the three months ended March 31, 2025. The gain is non-recurring and non-operational in nature.
(4)

Tax adjustments during all periods include adjustments to tax benefits related to stock compensation. These adjustments are recognized in the period of vesting for US GAAP but included in the annual effective tax rate for Non-GAAP reporting. Tax adjustments for the three and six months ended March 31, 2025 include $6.6 million of tax expenses related to a one-time repatriation of historical earnings from China.

	Quarter Ended			Nine Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
Dollars in thousands	2025	2025	2024	2025	2024
GAAP net loss	$(52,806)	$(40,456)	$(6,582)	$(106,602)	$(159,186)
Less: Loss from discontinued operations	(53,486)	(22,271)	(6,424)	(79,676)	(135,634)
GAAP net income / loss from continuing operations	680	(18,185)	(158)	(26,926)	(23,552)
Adjustments:
Interest income, net	(4,973)	(4,489)	(7,925)	(13,760)	(27,359)
Income tax expense	2,758	7,680	600	14,007	3,220
Depreciation	8,399	7,818	7,600	23,695	22,415
Amortization of completed technology	2,068	2,308	2,047	5,876	5,970
Amortization of other intangible assets	4,123	3,803	5,132	12,499	15,655
Earnings before interest, taxes, depreciation and amortization - Continuing operations	$13,055	$(1,065)	$7,296	$15,391	$(3,651)

	Quarter Ended			Nine Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
Dollars in thousands	2025	2025	2024	2025	2024
Earnings before interest, taxes, depreciation and amortization - Continuing operations	$13,055	$(1,065)	$7,296	$15,391	$(3,651)
Adjustments:
Stock-based compensation	2,215	8,031	3,691	15,119	12,102
Restructuring charges	754	3,580	1,701	4,765	5,915
Impairment of intangible assets	—	—	—	—	4,658
Merger and acquisition costs and costs related to share repurchase(1)	58	688	74	2,316	4,821
Transformation costs(2)	1,542	5,183	1,174	9,771	5,310
Investment income(3)	—	(2,130)	—	(2,130)	—
Other adjustments	38	—	—	38	—
Adjusted earnings before interest, taxes, depreciation and amortization - Continuing operations	$17,662	$14,287	$13,936	$45,270	$29,155

(1)	Includes expenses related to governance-related matters.
(2)

Transformation costs represent non-recurring expenses for strategic projects with anticipated long-term benefits to the Company focused on cost reduction and productivity improvement that do not meet the definition of restructuring charges. These costs are directed at simplifying, standardizing, streamlining, and optimizing the Company’s operations, processes and systems to permanently alter the Company’s operations for the long term. For a project to be considered transformational, successful completion of the project must be expected to bring long-term material benefits to the organization and involve significant changes to process and/or underlying technology. Transformation costs in the period result from actions taken as part of the Company’s 2024 transformation plan and primarily relate to one time asset write downs associated with changes in technology, one time inventory write downs relating to restructuring actions taken in the period, and third-party consulting costs associated with process and systems re-design.

(3)

The Company received $2.1 million of cash proceeds from a cost method investment which had no cost basis during the three months ended March 31, 2025. The gain is non-recurring and non-operational in nature.

	Quarter Ended
Dollars in thousands	June 30, 2025		March 31, 2025		June 30, 2024
GAAP gross profit	$67,760	47.1%	$65,886	45.9%	$65,478	45.4%
Adjustments:
Amortization of completed technology	2,068	1.4%	2,308	1.6%	2,047	1.4%
Transformation costs(1)	—	—%	—	—%	(127)	(0.1)%
Other adjustments	25	0.0%	(9)	(0.0)%	—	—%
Non-GAAP adjusted gross profit	$69,853	48.5%	$68,185	47.5%	$67,399	46.7%

	Nine Months Ended
Dollars in thousands	June 30, 2025		June 30, 2024
GAAP gross profit	$202,317	46.5%	$187,885	44.5%
Adjustments:
Amortization of completed technology	5,876	1.4%	5,970	1.4%
Transformation costs(1)	52	0.0%	232	0.1%
Other adjustments	25	0.0%	—	—%
Non-GAAP adjusted gross profit	$208,270	47.9%	$194,087	46.0%

(1)

Transformation costs represent non-recurring expenses for strategic projects with anticipated long-term benefits to the Company focused on cost reduction and productivity improvement that do not meet the definition of restructuring charges. These costs are directed at simplifying, standardizing, streamlining, and optimizing the Company’s operations, processes and systems to permanently alter the Company’s operations for the long term. For a project to be considered transformational, successful completion of the project must be expected to bring long-term material benefits to the organization and involve significant changes to process and/or underlying technology. Transformation costs in the period result from actions taken as part of the Company’s 2024 transformation plan and primarily relate to one time asset write downs associated with changes in technology, one time inventory write downs relating to restructuring actions taken in the period, and third-party consulting costs associated with process and systems re-design.

	Sample Management Solutions						Multiomics
	Quarter Ended						Quarter Ended
	June 30,		March 31,		June 30,		June 30,		March 31,		June 30,
Dollars in thousands	2025		2025		2024		2025		2025		2024
GAAP gross profit	$40,437	52.0%	$38,251	47.9%	$36,279	45.0%	$27,323	41.3%	$27,635	43.5%	$29,199	45.9%
Adjustments:
Amortization of completed technology	1,208	1.6%	1,449	1.8%	1,010	1.3%	860	1.3%	859	1.4%	1,038	1.6%
Transformation costs(1)	—	—%	—	—%	(127)	(0.2)%	—	—%	—	—%	—	—%
Other adjustments	25	0.0%	(9)	(0.0)%	—	—%	—	—%	—	—%	—	—%
Non-GAAP adjusted gross profit	$41,670	53.6%	$39,691	49.7%	$37,162	46.1%	$28,183	42.6%	$28,494	44.9%	$30,237	47.5%

	Segment Total
	Quarter Ended
	June 30,		March 31,		June 30,
Dollars in thousands	2025		2025		2024
GAAP gross profit	$67,760	47.1%	$65,886	45.9%	$65,478	45.4%
Adjustments:
Amortization of completed technology	2,068	1.4%	2,308	1.6%	2,048	1.4%
Transformation costs(1)	—	—%	—	—%	(127)	(0.1)%
Other adjustment	25	0.0%	(9)	(0.0)%	—	—%
Non-GAAP adjusted gross profit	$69,853	48.5%	$68,185	47.5%	$67,399	46.7%

	Sample Management Solutions				Multiomics
	Nine Months Ended				Nine Months Ended
Dollars in thousands	June 30, 2025		June 30, 2024		June 30, 2025		June 30, 2024
GAAP gross profit	$116,802	48.9%	$102,494	43.8%	$85,515	43.6%	$85,391	45.3%
Adjustments:
Amortization of completed technology	3,296	1.4%	2,852	1.5%	2,580	1.3%	3,118	1.7%
Transformation costs(1)	52	0.0%	232	0.1%	—	—%	—	—%
Other adjustments	25	0.0%	—	—%	—	—%	—	—%
Non-GAAP adjusted gross profit	$120,175	50.3%	$105,578	45.2%	$88,095	44.9%	$88,509	46.9%

	Segment Total
	Nine Months Ended
Dollars in thousands	June 30, 2025		June 30, 2024
GAAP gross profit	$202,317	46.5%	$187,885	44.5%
Adjustments:
Amortization of completed technology	5,876	1.4%	5,970	1.4%
Transformation costs(1)	52	0.0%	232	0.1%
Other adjustments	25	0.0%	—	—%
Non-GAAP adjusted gross profit	$208,270	47.9%	$194,087	46.0%

(1)

Transformation costs represent non-recurring expenses for strategic projects with anticipated long-term benefits to the Company focused on cost reduction and productivity improvement that do not meet the definition of restructuring charges. These costs are directed at simplifying, standardizing, streamlining, and optimizing the Company’s operations, processes and systems to permanently alter the Company’s operations for the long term. For a project to be considered transformational, successful completion of the project must be expected to bring long-term material benefits to the organization and involve significant changes to process and/or underlying technology. Transformation costs in the period result from actions taken as part of the Company’s 2024 transformation plan and primarily relate to one time asset write downs associated with changes in technology, one time inventory write downs relating to restructuring actions taken in the period, and third-party consulting costs associated with process and systems re-design.

	Sample Management Solutions			Multiomics
	Quarter Ended			Quarter Ended
	June 30,	March 31,	June 30,	June 30,	March 31,	June 30,
Dollars in thousands	2025	2025	2024	2025	2025	2024
GAAP operating income (loss)	$9,834	$567	$2,647	$(4,191)	$(6,132)	$(1,630)
Adjustments:
Amortization of completed technology	1,208	1,449	1,010	860	859	1,038
Transformation costs(1)	168	2,606	(127)	—	—	—
Restructuring charges	—	—	—	—	(23)	—
Other adjustments	38	(9)	52	—	—	—
Non-GAAP adjusted operating income (loss)	$11,248	$4,613	$3,582	$(3,331)	$(5,296)	$(592)

	Total Segments			Corporate			Total
	Quarter Ended			Quarter Ended			Quarter Ended
	June 30,	March 31,	June 30,	June 30,	March 31,	June 30,	June 30,	March 31,	June 30,
Dollars in thousands	2025	2025	2024	2025	2025	2024	2025	2025	2024
GAAP operating income (loss)	$5,643	$(5,565)	$1,017	$(6,357)	$(10,586)	$(8,123)	$(714)	$(16,151)	$(7,106)
Adjustments:
Amortization of completed technology	2,068	2,308	2,048	—	—	(1)	2,068	2,308	2,047
Amortization of other intangible assets	—	—	—	4,123	3,803	5,132	4,123	3,803	5,132
Transformation costs(1)	168	2,606	(127)	1,374	2,577	1,301	1,542	5,183	1,174
Restructuring charges	—	(23)	—	754	3,603	1,701	754	3,580	1,701
Impairment of intangible assets	—	—	—	—	—	—	—	—	—
Merger and acquisition costs and costs related to share repurchase(2)	—	—	—	58	688	74	58	688	74
Other adjustments	38	(9)	52	2	—	(53)	40	(9)	(1)
Non-GAAP adjusted operating income (loss)	$7,917	$(683)	$2,990	$(46)	$85	$31	$7,871	$(598)	$3,021

	Sample Management Solutions		Multiomics
	Nine Months Ended		Nine Months Ended
Dollars in thousands	June 30,	June 30,	June 30,	June 30,
	2025	2024	2025	2024
GAAP operating income (loss)	$11,963	$(1,733)	$(13,710)	$(9,853)
Adjustments:
Amortization of completed technology	3,296	2,852	2,580	3,118
Amortization of other intangible assets	—	103	—	—
Transformation costs(1)	2,877	232	—	—
Other adjustments	41	55	3	(1)
Non-GAAP adjusted operating income (loss)	$18,177	$1,509	$(11,127)	$(6,736)

	Total Segments		Corporate		Total
	Nine Months Ended		Nine Months Ended		Nine Months Ended
Dollars in thousands	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
	2025	2024	2025	2024	2025	2024
GAAP operating loss	$(1,747)	$(11,586)	$(26,471)	$(35,978)	$(28,218)	$(47,564)
Adjustments:
Amortization of completed technology	5,876	5,970	—	—	5,876	5,970
Amortization of other intangible assets	—	103	12,499	15,552	12,499	15,655
Transformation costs(1)	2,877	232	6,894	5,078	9,771	5,310
Restructuring charges	—	—	4,765	5,915	4,765	5,915
Impairment of intangible assets	—	—	—	4,658	—	4,658
Merger and acquisition costs and costs related to share repurchase(2)	—	—	2,316	4,821	2,316	4,821
Other adjustments	44	54	(3)	(56)	41	(2)
Non-GAAP adjusted operating income (loss)	$7,050	$(5,227)	$—	$(10)	$7,050	$(5,237)

(1)

Transformation costs represent non-recurring expenses for strategic projects with anticipated long-term benefits to the Company focused on cost reduction and productivity improvement that do not meet the definition of restructuring charges. These costs are directed at simplifying, standardizing, streamlining, and optimizing the Company’s operations, processes and systems to permanently alter the Company’s operations for the long term. For a project to be considered transformational, successful completion of the project must be expected to bring long-term material benefits to the organization and involve significant changes to process and/or underlying technology. Transformation costs in the period result from actions taken as part of the Company’s 2024 transformation plan and primarily relate to one time asset write downs associated with changes in technology, one time inventory write downs relating to restructuring actions taken in the period, and third-party consulting costs associated with process and systems re-design.

(2)	Includes expenses related to governance-related matters.

	Sample Management Solutions			Multiomics			Azenta Total
	Quarter Ended			Quarter Ended			Quarter Ended
	June 30,	June 30,		June 30,	June 30,		June 30,	June 30,
Dollars in millions	2025	2024	Change	2025	2024	Change	2025	2024	Change
Revenue	$78	$81	(4)%	$66	$64	4%	$144	$144	(0)%
Currency exchange rates	(2)	—	(2)%	(1)	—	(1)%	(2)	—	(2)%
Organic revenue	$76	$81	(6)%	$65	$64	3%	$142	$144	(2)%

	Sample Management Solutions			Multiomics			Azenta Total
	Nine Months Ended			Nine Months Ended			Nine Months Ended
	June 30,	June 30,		June 30,	June 30,		June 30,	June 30,
Dollars in millions	2025	2024	Change	2025	2024	Change	2025	2024	Change
Revenue	$239	$234	2%	$196	$189	4%	$435	$422	3%
Currency exchange rates	(1)	—	(1)%	(0)	—	(0)%	(2)	—	(0)%
Organic revenue	$237	$234	2%	$196	$189	4%	$433	$422	3%